UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2021
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GENOCEA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36289	51-0596811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Acorn Park Drive, 5th Floor
Cambridge, MA 02140
(Address of principal executive offices, including zip code)
(617) 876-8191
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	GNCA	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 8, 2021, the Board of Directors (the “Board”) of Genocea Biosciences, Inc. (the "Company") elected Jennifer Herron to the Board as an independent director, effective September 8, 2021. Ms. Herron will be a Class I director of the Company and will be nominated for re-election at the annual meeting of the stockholders of the Company to be held in 2024. Ms. Herron will also serve on the Compensation Committee.
Ms. Herron is currently Senior Vice President and Chief Commercial Officer at ADC Therapeutics ("ADCT"), leading global commercialization strategy and execution including the launch of ADCT’s first commercial product. Before joining ADCT, Ms. Herron was Executive Vice President and Chief Commercial Officer at ImmunoGen, President and Executive Vice President, Global Commercial, at MorphoSys US, and Executive Vice President and Chief Commercial Officer at Ariad Pharmaceuticals. Earlier in her career, she held commercial leadership roles in major multinational pharmaceutical companies such as Bristol-Myers Squibb, Novartis Oncology, and SmithKline Beecham (now GlaxoSmithKline).
Ms. Herron will receive compensation from the Company for her service as a director in accordance with the Company’s non-employee director compensation policy, including an annual director fee of $35,000 and Compensation Committee fee of $5,000. Pursuant to the Company’s non-employee director compensation policy and its 2014 Equity Incentive Plan and non-qualified stock option award agreement, Ms. Herron received an award of stock options to purchase 30,000 shares of the Company’s common stock on September 9, 2021.
In accordance with the Company’s customary practice, the Company has entered into an indemnification agreement with Ms. Herron, which requires the Company to indemnify her against certain liabilities that may arise in connection with her status or service as a director. The indemnification agreement also provides for an advancement of expenses incurred by Ms. Herron in connection with any proceeding relating to her status as a director. The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-193043), and which is incorporated herein by reference.
There is no arrangement or understanding between Ms. Herron and any other person pursuant to which Ms. Herron was selected as a director. Other than as described above, there are no transactions involving Ms. Herron requiring disclosure under Item 404(a) of Regulation S-K of the SEC.
A press release announcing Ms. Herron’s election to the Board is filed as Exhibit 99.1 hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued by Genocea Biosciences, Inc. on September 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOCEA BIOSCIENCES, INC.

By:	/s/ DIANTHA DUVALL
Diantha Duvall
Chief Financial Officer
(Principal Financial Officer)
Date: September 13, 2021